EXHIBIT 10.3
                                      SB-2
                               MACHINETALKER, INC.

June 22, 2004

Machine Talker, Inc.
513 De La Vina Street
Santa Barbara, CA  93101

Attention:            Mr. Roland Bryan

Subject:              Request for Proposal (RFP) No. 140-05RFP062204-99

Science Applications International Corporation (SAIC) hereby solicits your proposal for five (5) controllers and wireless network interfaces for a UAV as described in Attachment I Statement of Work, in support of their Prime Contract, NAS1-02058, with the NASA Langley Research Center, located in Hampton, VA.

Proposal Instructions and Information

 1.      Type of Subcontract:  Firm Fixed-Price.

         1a.      Period of Performance:  July 1, 2004 through November 30, 2004

         1b. Terms and Conditions: Any subcontract resulting from this solicitation shall resemble the sample agreement enclosed including all clauses required by SAIC's prime contract and all clauses required by law on the date of execution of the subcontract. The terms and conditions set forth or referenced herein by SAIC shall apply and SAIC objects to and shall not be bound by any additional or different terms and conditions proposed by the offeror. Your proposal shall be inclusive of all costs associated with performing the work in accordance with the attached terms and conditions

2.       Cost/Price Submittal Requirements:

         2a. Please submit an itemized firm fixed price quotation to provide all materials and services required by Attachment I Statement of Work.

         2b. The following cost detail is necessary to properly evaluate your proposal. Please provide the following information as applicable:

                  1) Labor Hours and Rates: Please provide a detailed breakdown of all proposed labor hours, categories and corresponding labor rates.

                  2) Other Direct Costs: Travel - Itemized travel costs such as mileage, hotel, and per diem shall be based on the current Federal Travel Regulations. Air Fare shall be based on the most economical commercial rates. In addition, please provide


                                      SAIC
                               140-05RFP062204-99
                  departure/destination, number of people and number of days per trip. Materials - All proposed material costs shall be itemized and supported by vendor quotes, price lists or other substantiation acceptable to SAIC.

                  3) A copy of your current price list showing the applicable rates/prices associated with the requested items and services if you have one. If the proposed costs are different than those included in the price list, please include an explanation of the difference (i.e. x% volume discount).

3.       Proposal Contents: Please include the following with your proposal:

         3a.      Price/Cost Information: See  section 2 above

         3b.      Forms/Certifications:

                  1. Annual Master Certifications & Representations
                  2. Government Property Questionnaire
                  3. Vendor Master Template
                  4.   Certificate   of   Insurance  in   accordance   with  the
                  requirements of Attachment 3, Schedule A, Paragraph 6.

         3c. Points of Contact: Please provide technical and contractual points of contact including: phone, fax, e-mail and Fed-X address.

4.       Proposal Submission:

         4a. You are requested to submit an proposal no later than close of business, June 28, 2004 via e-mail or facsimile to the following:

                 Science Applications International Corporation
                           Attention: Leah K. Brummett
                                Tel: 757/827-4851
                                FAX: 757/825-4968
                        e-mail: leah.k.brummett@saic.com

         Any exceptions to the requirements stated herein, including terms and conditions, must be addressed and submitted in writing with alternate language or justification for deletion with your proposal.

5.       Proposal  Validity:  To be  considered  valid,  your  proposal  must be
         addressed    to   the    undersigned,    reference    SAIC    RFP   No.
         140-05RFP062204-485 and remain firm through July 28, 2004.

6. Questions regarding this solicitation: Questions should be addressed to the following individuals:

                  Technical:                            Contractual:
                  Walter Miller                         Leah K. Brummett
                  (757) 827-4886                       (757) 827-4851
                                   FAX  (757) 825-4968

                                      SAIC
                               140-05RFP062204-99

Please be advised that this RFP does not commit SAIC to pay any cost associated with preparation and submission of a proposal and that the SAIC CONTRACTUAL REPRESENTATIVE IS THE ONLY INDIVIDUAL AUTHORIZED TO LEGALLY COMMIT SAIC TO THE EXPENDITURE OF FUNDS RELATED TO THIS SOLICITATION. This is not an authorization to proceed with work.

BY ACKNOWLEDGMENT OF RESPONSE TO THIS RFP, THE OFFEROR HEREBY CERTIFIES THAT NO GRATUITIES WERE OFFERED BY THE SUPPLIER OR SOLICITED BY ANY SAIC EMPLOYEE EITHER DIRECTLY OR INDIRECTLY. ANY SITUATION WHERE A GRATUITY IS SOLICITED SHOULD BE REPORTED IMMEDIATELY TO THE VICE PRESIDENT AND DEPUTY DIRECTOR OF PROCUREMENT MR. ROBERT G. BERG, JR. AT (619) 535-7451.

Sincerely,

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION


Leah K. Brummett
Sr. Subcontract Administrator



                       RFP 140-05RFP062204-99 ATTACHMENTS

         1. Attachment I Statement of Work
         2. RFQ/P General Provisions
         3. Sample Subcontract Agreement - Schedule A.
         4. Schedule B Contract Clauses Parts I and II.

         COMPLETE AND RETURN THE FOLLOWING WITH YOUR PROPOSAL:
         5. Annual Master Certifications and Representations
         7. Government Property Questionnaire.
         8. Vendor Master Template






                                      SAIC
                               140-05RFP062204-99

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

                         SUBCONTRACT AGREEMENT (SAMPLE)
                                Firm Fixed Price
---------------------------------- ---------------------------------------------
SUBCONTRACTOR:                     SUBCONTRACT #:
---------------------------------- ---------------------------------------------
MachineTalker, Inc.                MODIFICATION #:
---------------------------------- ---------------------------------------------
ADDRESS:                           SUBPROJECT #:
---------------------------------- ---------------------------------------------
513 De La Vina Street              DPAS RATING:
---------------------------------- ---------------------------------------------
Santa Barbara, CA  93103           TYPE:  Firm Fixed Price
---------------------------------- ---------------------------------------------
                                   VALUE: $55,000
---------------------------------- ---------------------------------------------

                                  INTRODUCTION

This Subcontract Agreement, effective July 1, 2004 is made between SCIENCE APPLICATIONS INTERNATIONAL CORPORATION (hereinafter known as "Buyer"), a Delaware corporation with principal offices in San Diego, California, and MachineTalker, Inc. (hereinafter known as "Seller"), a Delaware corporation, with principal offices in Santa Barbara, California. The effort to be performed by Seller under this Subcontract will be part of Buyer's Prime Contract #(number) which has been issued by (insert name). The work, defined in Attachment I (Statement of Work and Schedule) will be performed on a Firm
Fixed-Price   basis,   in  accordance   with  Schedule  A  (Specific  Terms  and
Conditions), and any referenced documents listed in 16.0 Order of Precedence section of this agreement.

                                   SCHEDULE A
                          SPECIFIC TERMS AND CONDITIONS
1.0    PRICE

The total firm fixed price for the work to be performed under this Subcontract is $55,000 This Subcontract is fully funded in the amount of $55,000ncluding profit, through November 30, 2004

1.1    DELIVERY

The goods and services required by this subcontract shall be delivered in accordance with the delivery schedule contained in this agreement. The time of delivery stated is of the essence of this Subcontract. The date specified for delivery is the required delivery date at Buyer's plant, unless otherwise specifically noted herein. All items furnished under this subcontract shall be delivered FOB Destination, unless specified otherwise in writing by the Buyer's contractual representative. Delivery shall not be deemed complete until the goods have been actually received and accepted by Buyer, notwithstanding delivery to any carrier, or until orders for services have been performed, received, and accepted by Buyer.

1.2    INSPECTION

All goods supplied and services performed pursuant hereto shall be subject to inspection and test by buyer and its agents and by its customers at all times and places, whether during or after manufacture as to goods, or performance as to services, and notwithstanding the terms of delivery or payment or, as to goods, that title has not yet passed to Buyer or to its customers. In the event that goods supplied are not performed in accordance with the specifications and instructions of Buyer, Buyer may require prompt correction thereof, or as to services, require that the services be rendered again at Seller's expense. Buyer may terminate the subcontract for default If such defects exist and if Seller is unable or refuses to replace the goods or render the services again promptly.

1.3    INVOICES

Invoices shall be prepared in duplicate and contain the following information; subcontract number, subproject number, item number, description of articles, sizes, quantities, unit prices and extended totals. Invoices will be mailed to:
================================================================================
SAIC Federal Procurement Procedures                             Page 1 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

         Science Applications International Corporation
         Attention: (Subcontract Administrator name)
         Street Address
                      ---------------------------------------------------------
         City, State, Zip Code
                              -----------------------------------------

Invoices shall clearly reference a unique invoice number on each invoice, and the date of the invoice. Invoices shall include the "Amount Previously Billed," the "Amount of this Invoice," and the "Total Amount Billed to Date."

1.4    PAYMENT

Payment terms will be NET 30 (or 60) Days and paid within Thirty 30 (or 60) Days after receipt of a proper invoice or acceptance of delivered items or services rendered by the Buyer, which ever occurs later, unless otherwise specified in this subcontract. Buyer may make any adjustments in Seller's invoices due to shortages, late delivery, rejections, or other failure to comply with the requirements of this subcontract before payment. Cash Discounts will be taken from date of acceptance of delivered items, or date of acceptable invoice, whichever is later. Payment shall not constitute final acceptance. Buyer may offset against any payment hereunder any amount owed to Buyer by Seller.

1.5    WARRANTY

Seller represents and warrants (1) that the price charged for the goods and/or services purchased pursuant hereto shall be no higher than Seller's current price to any other customer for the same quality and quantity of such goods or services; (2) that all goods and services delivered pursuant hereto will be new, unless otherwise specified, and free from defects in material and workmanship;
(3) that all goods and services will conform to applicable specifications, drawings, and standards of quality and performance, and that all items will be free from defects in design and suitable for their intended purpose; (4) that the goods covered by this order are fit and safe for consumer use, if so intended. All representations and warranties of Seller together with its service warranties and guarantees, if any, shall run to Buyer and Buyer's customers. The foregoing warranties shall survive any delivery, inspection, acceptance, or payment by Buyer.

2.0    TECHNICAL AND CONTRACTUAL REPRESENTATIVES

The  following  authorized   representatives  are  hereby  designated  for  this
Subcontract:

SELLER:                                            BUYER:
        TECHNICAL:  Gerald A. Nadler                   TECHNICAL:
                    -------------------------                   ----------------
        CONTRACTUAL:  Roland F. Bryan              CONTRACTUAL:
                    -------------------------                   ----------------

2.1    CONTACTS

Contacts with Buyer that affect the subcontract prices, schedule, statement of work, and subcontract terms and conditions shall be made with the authorized contractual representative. No changes to this Subcontract shall be binding upon Buyer unless incorporated in a written modification to the Subcontract and signed by Buyer's contractual representative.

2.2    CHANGES

Buyer may, by written notice to Seller at any time before complete delivery is made under this subcontract, make changes within the general scope of this subcontract in any one of the following: (a) drawings, designs, or specifications; (b) quantity; (c) delivery; (d) method of shipment or routing; and (e) make changes in the amount of Buyer furnished property. If any such change causes a material increase or decrease in the cost of, or the time required for the performance of any part of the work under this subcontract, the Buyer shall make an equitable adjustment in the subcontract price or delivery schedule, or both, and shall modify the subcontract. As a condition precedent to any equitable adjustment, the Seller must notify Buyer in writing of any request for adjustment within twenty (20) days from the date Seller receives notice from Buyer of a change, or from the date of any act of Buyer that Seller considers to constitute a change. Failure to agree to any adjustment shall be a dispute under the Disputes clause of this subcontract. However, Seller shall proceed with the
================================================================================
SAIC Federal Procurement Procedures                                 Page 2 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

work as changed without interruption and without awaiting settlement of any such claim.

3.0    DISCLOSURE

Seller shall not disclose information concerning work under this Subcontract to any third party, unless such disclosure is necessary for the performance of the subcontract effort. No news releases, public announcement, denial or confirmation of any part of the subject matter of this Subcontract or any phase of any program hereunder shall be made without prior written consent of Buyer. The restrictions of this paragraph shall continue in effect upon completion or termination of this Subcontract for such period of time as may be mutually agreed upon in writing by the parties. In the absence of a written established period, no disclosure is authorized. Failure to comply with the provisions of this Clause may be cause for termination of this subcontract.

4.0    KEY PERSONNEL

(a) For purposes of this clause, Buyer and Seller define "Key Personnel" as those individuals who are mutually recognized as essential to the successful completion and execution of this Subcontract.

(b) Personnel designated as "Key Personnel" shall be assigned to the extent necessary for the timely completion of the task to which assigned. Any substitution or reassignment involving Seller's "Key Personnel" assigned to this work shall be made only with persons of equal abilities and qualifications and is subject to prior approval of Buyer, in writing.

(c) Buyer reserves the right to direct the removal of any individual assigned to this Subcontract.

(d) Seller's Key Personnel are: Gerald A. Nadler, Principal Scientist; Peter Wolf, Senior Software Engineer

5.0    ASSIGNMENTS AND SUBCONTRACTS

This Subcontract is not assignable and shall not be assigned by Seller without the prior written consent of Buyer. Further, Seller agrees to obtain Buyer's approval before subcontracting this order or any substantial portion thereof; provided, however, that this limitation shall not apply to the purchase of standard commercial supplies or raw materials.

6.0    INSURANCE

Without prejudice to Seller's liability to indemnify Buyer as stated in the INDEMNIFICATION provision of this Agreement, Seller shall procure, at its expense, and maintain for the duration of the Agreement, the insurance policies described below with financially responsible insurance companies, reasonably acceptable to Buyer, with policy limits not less than those indicated below. Notwithstanding any provision contained herein, the Seller, and its employees, agents, representatives, consultants and lower-tier subcontractors and suppliers, are not insured by Buyer, and are not covered under any policy of insurance that Buyer has obtained or has in place.

Special Provisions Applicable to Seller's Insurance coverage:

1. ADDITIONAL INSURED - Seller shall have all policies, except Workers' Compensation and Employer's Liability, endorsed to name Buyer as an Additional Insured with respect to the work to be performed by the Seller.

2. WAIVER OF SUBROGATION - Seller shall have all policies endorsed to waive the insurer's rights of subrogation in favor of Buyer.

3. DEDUCTIBLES - Subject to the reasonable review and approval of Buyer, the Seller may arrange deductibles or self-insured retention's as part of the required insurance coverage's. However, it is expressly agreed that all deductibles or self-insured retention's are the sole responsibility of the Seller.

================================================================================
SAIC Federal Procurement Procedures                             Page 3 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

4. ADEQUACY OF INSURANCE LIMITS - The insurance coverage limits stated below are minimum coverage requirements, not limits of liability, and shall not be construed in any way as Buyer's acceptance of responsibility of the Seller.

5. CERTIFICATES OF INSURANCE - Prior to commencement of any work under this Agreement, the Seller shall furnish Buyer with Certificates of Insurance, in a format acceptable to Buyer, evidencing the insurance coverage required in this Agreement and containing the following information:

         a. Identify Buyer as an "Additional Insured" with respect to all policies except Workers' Compensation and employers' liability.
         b. State that all policies have been endorsed to waive subrogation in favor of Buyer.
         c. State that the underwriters agree to provide Buyer with at least 30 days prior written notice of any cancellation or material change in the coverage.

6. WORK WITHIN 50' OF A RAILROAD - Exclusion deleted. (If applicable due to performance of work within 50 feet of a railway)

6.1    COVERAGE

A. WORKERS' COMPENSATION - Insurance for statutory obligations imposed by law including, where applicable, coverage under United States Longshoremen's and Harbor Workers' Act and Jones Act. (if applicable, Defense Base Act for those employees working on a U.S. Military installation outside of the United States).

B. EMPLOYERS LIABILITY - Insurance with limits of $1,000,000 for bodily injury by accident and $1,000,000 for bodily injury by disease, including, if applicable, maritime coverage endorsement.

C. COMMERCIAL GENERAL LIABILITY - (Standard ISO occurrence form) - including products and completed operations coverage, full fire legal liability and contractual liability, with a per occurrence limit of $1,000,000.

D. BUSINESS AUTO LIABILITY - Coverage for bodily injury and property damage liability for all owned, hired or non-owned vehicles, with an each accident limit of $1,000,000.


The following clauses are applicable to this Agreement if checked:

___E. PROFESSIONAL LIABILITY - $1,000,000 per occurrence and aggregate providing coverage for claims arising out of the performance of professional services, resulting from any error, omission or negligent act of the Seller.

___F. AIRCRAFT LIABILITY - Covering liability arising out of the use, operation or maintenance of any aircraft, including passenger liability, with a per occurrence limit of not less than $10,000,000.

___G. VESSEL LIABILITY - Covering liability arising out of the use, operation, or charter of a vessel. Protection and Indemnity (including Jones Act) with limits of liability not less than $5,000,000.

         VESSEL HULL & Machinery - Covering damage or destruction to the vessel hull or machinery. Hull and Machinery insurance for the replacement value of the vessel. Waiver of subrogation in favor of Buyer provided.

___H. SHIP REPAIRERS LEGAL LIABILITY - Covering legal liability arising out of ship repair or ship maintenance operations, with a per occurrence limit of liability of not less than $1,000,000.

___I. CONTRACTOR POLLUTION LIABILITY - Covering sudden and non-sudden release of pollutants resulting in damage to the environment or in bodily injury arising out of the operations or services of Seller. Minimum per occurrence limits of liability of $1,000,000.

___J. CONSTRUCTION CONTRACTS - All-Risk Builders risk insurance covering Seller and Buyer as their interests may appear, on the work, to the full value thereof, and for loss to Seller's equipment.

================================================================================
SAIC Federal Procurement Procedures                             Page 4 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

___L. AIRCRAFT PRODUCTS LIABILITY - Covering liability arising out of the manufacture, sale, servicing, repair, distribution, instruction and operation of aircraft related products or services with a per occurrence limit of $1,000,000.

___M. NUCLEAR S&T LIABILITY - Covering legal liability due to bodily injury or property damage caused by the nuclear energy hazard, excluding work performed at or for a nuclear facility, with a per occurrence limit of $1,000,000.

7.0    INDEMNIFICATION

(a) Seller shall indemnify, defend and hold SAIC and SAIC's customers harmless from and against any and all damages, losses, liabilities and expenses (including reasonable attorneys' fees) arising out of or relating to any claims, causes of action, lawsuits or other proceedings, regardless of legal theory, that result, in whole or in part, from Seller's (or any of Seller's subcontractors, suppliers, employees, agents or representatives):
     (i) intentional misconduct, negligence, or fraud, (ii) breach of any representation, warranty or covenant made herein, or (iii) products or services including, without limitation, any claims that such products or services infringe any United States patent, copyright, trademark, trade secret or any other proprietary right of any third party. Notwithstanding the foregoing, Seller's obligations under this Section shall not apply to any claims which are finally determined by a court of competent jurisdiction to be occasioned by the negligence or willful misconduct of SAIC.

(b) Buyer shall promptly notify Seller of any claim against Buyer that is covered by this indemnification provision and shall authorize representatives of Seller to settle or defend any such claim or suit and to represent Buyer in, or to take charge of, any litigation in connection therewith.

8.0    INFRINGEMENT INDEMNITY

(a) In lieu of any warranty by Buyer or Seller against infringement, statutory or otherwise, it is agreed that Seller shall defend, at its expense, any suit against Buyer or its customers based on a claim that any item furnished under this order or the normal use or sale thereof infringes any U.S. Letters patent or copyright, and shall pay costs and damages finally awarded in any such suit, provided that Seller is notified in writing of the suit and given authority, information, and assistance at Seller's expense for the defense of same. If the use or sale of said item is enjoined as a result of such suit, Seller, at no expense to Buyer, shall obtain for Buyer and its customers the right to use and sell said item or shall substitute an equivalent item acceptable to Buyer and extend this patent indemnity thereto.

(b) Notwithstanding the foregoing paragraph, when this order is performed under the Authorization and Consent of the U.S. Government to infringe U.S. Patents, Seller's liability for infringement of such Patents in such performance shall be limited to the extent of the obligation of Buyer to indemnify the U.S. Government.

9.0    PROPRIETARY INFORMATION, TOOLS, MATERIALS, ETC.

(a) Seller agrees it will keep confidential and not use any material, jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment, designs, sketches, specifications, drawings, computer programs and software, or other data or information furnished by Buyer for any purpose whatsoever other than as herein specified, including but not limited to the manufacture of large quantities, without prior written consent of Buyer. All materials, jigs, dies, fixtures, molds, patterns, taps, gauges, other equipment, designs, sketches, specifications, drawings, computer programs and software, or other data or information furnished by Buyer, whether loaned to Seller or fabricated, manufactured, purchased, or otherwise acquired by Seller for the performance of this Subcontract and specifically charged to Buyer are the property of Buyer. They are to be marked for identification as Buyer may designate, and upon completion or termination of this Subcontract shall be returned to Buyer in good condition, reasonable wear only excepted, together with all spoiled and surplus material, unless otherwise directed in writing by Buyer. Seller agrees to replace, at its expense, all such items not so returned. Seller shall make no charge for any storage, maintenance or retention of such property of Buyer. Seller shall bear all risk of loss for all of Buyer's property in Seller's possession.

(b)  If Buyer furnishes any material for fabrication  hereunder,  Seller agrees:
     (i) not to substitute any other material in such fabrication without Buyer's prior written consent, (ii) that title to such material shall not be affected by incorporation in or attachment to any other property; and
     (iii) to state and  warrant  on its  packing  sheet and  invoice  for final
================================================================================
SAIC Federal Procurement Procedures                             Page 5 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

     parts: "All materials furnished by Buyer on this order (except that which becomes normal industrial waste or was replaced at Seller's expense) has been returned in the form of parts or held as unused material for Buyer's disposition."

10.0   DISPUTES

Any dispute not disposed of in accordance with the "Disputes Clause" of Schedule B, if any, shall be determined in the following manner.

(a) Buyer and Seller agree to enter into Negotiation to resolve any dispute. Both parties agree to negotiate in good faith to reach a mutually agreeable settlement within a reasonable amount of time.

(b) If negotiations are unsuccessful, Buyer and Seller agree to enter into binding Arbitration. The American Arbitration Association (AAA) Commercial Arbitration Rules (most recent edition) are to govern this Arbitration. The Arbitration shall take place in the County of San Diego, State of California. The Arbitrator shall be bound to follow the applicable subcontract provisions and California law in adjudicating the dispute. It is agreed by both parties that the Arbitrator's decision is final, and that no party may take any action, judicial or administrative, to overturn this decision. The judgment rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

     Pending any decision, appeal or judgment referred to in this provision or the settlement of any dispute arising under this Subcontract, Seller shall proceed diligently with the performance of this Subcontract.

11.0   DEFAULT

(a) The Buyer may, by written notice of default to the Seller, terminate the whole or any part of this Subcontract in any one of the following circumstances: (i) if Seller fails to make delivery of the supplies or to perform the services within the time specified herein or any extension thereof; or (ii) if Seller fails to perform any of the other provisions of this Subcontract in accordance with its terms, and in either of these two circumstances does not cure such failure within a period of 10 days (or such longer period as Buyer may authorize in writing) after receipt of notice from the Buyer specifying such failure; or (iii) Seller becomes insolvent or the subject of proceedings under any law relating to bankruptcy or the relief of debtors or admits in writing its inability to pay its debts as they become due.

(b) If this Subcontract is so terminated, Buyer may procure or otherwise obtain, upon such terms and in such manner as Buyer may deem appropriate, supplies or services similar to those terminated, Seller, subject to the exceptions set forth below, shall be liable to Buyer for any excess costs of such similar supplies or services.

(c) Seller shall transfer title and deliver to Buyer, in the manner and to the extent requested in writing by Buyer at or after termination such complete articles, partially completed articles and materials, parts, tools, dies, patterns, jigs, fixtures, plans, drawings, information and contract rights as Seller has produced or acquired for the performance of the terminated part of this Subcontract, and Buyer will pay Seller the contract price for complete articles delivered to and accepted by Buyer and the fair value of the other property of Seller so requested and delivered.

(d) Seller shall continue performance of this Subcontract to the extent not terminated. Buyer shall have no obligations to Seller with respect to the terminated part of this Subcontract except as herein provided. In case of Seller's default, Buyer's rights as set forth herein shall be in addition to Buyer's other rights although not set forth in this Subcontract.

(e) Seller shall not be liable for damages resulting from default due to causes beyond the Seller's control and without Seller's fault or negligence, provided, however, that if Seller's default is caused by the default of a subcontractor or supplier, such default must arise out of causes beyond the control of both Seller and subcontractor or supplier, and without the fault or negligence of either of them and, provided further, the supplies or services to be furnished by the subcontractor or supplier were not obtainable from other sources.
================================================================================
SAIC Federal Procurement Procedures                             Page 6 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

12.0   GENERAL RELATIONSHIP

The Subcontractor is not an employee of SAIC for any purpose whatsoever. Seller agrees that in all matters relating to this Subcontract it shall be acting as an independent contractor and shall assume and pay all liabilities and perform all obligations imposed with respect to the performance of this Subcontract. Seller shall have no right, power or authority to create any obligation, expressed or implied, on behalf of Buyer and/or the Government and shall have no authority to represent Buyer as an agent.

13.0   NON-WAIVER OF RIGHTS

The failure of Buyer to insist upon strict performance of any of the terms and conditions in the Subcontract, or to exercise any rights or remedies, shall not be construed as a waiver of its rights to assert any of the same or to rely on any such terms or conditions at any time thereafter. The invalidity in whole or in part of any term or condition of this subcontract shall not affect the validity of other parts hereof.

14.0   APPLICABLE STATE LAW AND COMPLIANCE

This Subcontract shall be governed by and construed in accordance with the laws of the State of California. Seller agrees to comply with the applicable provisions of any federal, state or local law or ordinance and all orders, rules and regulations issued there under.

15.0 EXPORT CONTROL COMPLIANCE FOR FOREIGN PERSONS

The subject technology of this Subcontract (together including data, services, and hardware provided hereunder) may be controlled for export purposes under the International Traffic in Arms Regulations (ITAR) controlled by the U.S. Department of State or the Export Administration Regulations ("EAR") controlled by the U.S. Department of Commerce. ITAR controlled technology may not be exported without prior written authorization and certain EAR technology requires a prior license depending upon its categorization, destination, end-user and end-use. Exports or re-exports of any U.S. technology to [any destination under U.S. sanction or embargo are forbidden.

Access to certain technology ("Controlled Technology") by Foreign Persons (working legally in the U.S.), as defined below, may require an export license if the Controlled Technology would require a license prior to delivery to the Foreign Person's country of origin. SELLER is bound by U.S. export statutes and regulations and shall comply with all U.S. export laws. SELLER shall have full responsibility for obtaining any export licenses or authorization required to fulfill its obligations under this Subcontract.

SELLER hereby certifies that all SELLER employees who have access to the Controlled Technology are U.S. citizens, have permanent U.S. residency or have been granted political asylum or refugee status in accordance with 8 U.S.C. 1324b(a)(3). Any non-citizens who do not meet one of these criteria are "Foreign Persons" within the meaning of this clause but have been authorized under export licenses to perform their work hereunder.

16.0   ORDER OF PRECEDENCE

The documents listed below are hereby incorporated by reference. In the event of an inconsistency or conflict between or among the provisions of this Subcontract, the inconsistency shall be resolved by giving precedence in the following order:

1.   Attachment I: Statement of Work and Schedule dated ________.
2.   Schedule A: Specific Terms and Conditions Form 9-932-024 (Rev. ____).
3. Schedule B: Part I U.S. Government Terms and Conditions Form 9-932-031 (Rev. ____).
4. Schedule B: Part II Contract Clauses (specific for the Government Agency Rev. ____).
5.   Small Business Subcontracting Plan dated ________.
6.   U.S. Government Property Enclosure (Rev._____).
7.   Any Referenced Specifications (current edition).
================================================================================
SAIC Federal Procurement Procedures                             Page 7 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

17.0 ENTIRE AGREEMENT

The parties hereby agree that this Subcontract, including all documents incorporated herein by reference, shall constitute the entire agreement and understanding between the parties hereto and shall supersede and replace any and all prior or contemporaneous representations, agreements or understandings of any kind, whether written or oral, relating to the subject matter hereof.






In witness whereof, the duly authorized representatives of Buyer and the Seller have executed this Subcontract on the Dates shown.


SELLER:                           Science Applications International Corporation
          MACHINETALKER, INC.
------------------------------
          (Company Name)

x /s/Roland F. Bryan              x
------------------------------    ----------------------------------------------
(Signature)                      (Signature)

NAME:  ROLAND F. BRYAN            NAME:
------------------------------    ----------------------------------------------
(Type or Print)                   (Type or Print)

TITLE:      PRESIDENT             TITLE:
------------------------------    ----------------------------------------------
DATE:      23 JUNE 2004           DATE:
------------------------------    ----------------------------------------------

================================================================================
SAIC Federal Procurement Procedures                             Page 8 of 8
Section III, Supplement 1: Pro forma Agreements
             Pro forma #9-932-024 Firm Fixed Price (rev. 9/19/2003)

                                      SAIC
                           An Employee-Owned Company


                           ANNUAL MASTER CERTIFICATION


   52.203-11 -- Certification and Disclosure Regarding Payments to Influence
                          Certain Federal Transactions
                                   (Apr 1991)

(a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph (b) of this certification.

(b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989 -

     (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

     (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

     (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

(c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

                 52.204-3 -- Taxpayer Identification (Oct 1998)

(a)  Definitions.


"COMMON PARENT," as used in this solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.


"TAXPAYER IDENTIFICATION NUMBER (TIN)," as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.


(b) All offerors must submit the information  required in paragraphs (d) through
(f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701(c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the IRS. If the resulting contract is subject to the reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror's relationship with the government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror's TIN.

--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 1 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                     SAIC
                           An Employee-Owned Company


(d) TAXPAYER IDENTIFICATION NUMBER (TIN) X TIN: 01-0592299 ;__ TIN has been applied for; ___ TIN is not required because; Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States; __ Offeror is an agency or instrumentality of a foreign government; __ Offeror is an agency or instrumentality of the Federal Government.

(e) TYPE OF ORGANIZATION. __ Sole proprietorship; __ Partnership; X Corporate entity (not tax-exempt); __ Corporate entity (tax-exempt); __ Government entity (Federal, State, or local); Foreign government; __ International organization per 26 CFR 1.6049-4; __ Nonprofit Organization; __ Javits-Wagner-O'Day (JWOD) per 41 U.S.C. 46-48c; Other ___.

(f) COMMON PARENT. X Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision; ___ Name and TIN of common parent:
Name_____, TIN ____ .

      52.204-5 -- Women-Owned Business Other Than Small Business (May 1999)

(a) Definition. "WOMEN-OWNED BUSINESS CONCERN," as used in this provision, means a concern that is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) Representation. [Complete only if the offeror is a women-owned business concern and has not represented itself as a small business concern in paragraph
(b)(1) of FAR 52.219-1, Small Business Program Representation, of this solicitation.] The offeror represents that it ___ is a women-owned business concern.

      52.204-6 -- Data Universal Numbering System (DUNS) Number (Jun 1999)

(a) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation "DUNS" followed by the DUNS number that identifies the offeror's name and address exactly as stated in the offer. The DUNS number is a nine-digit number assigned by Dun and Bradstreet Information Services.
(b) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one. A DUNS number will be provided immediately by telephone at no charge to the offeror. For information on obtaining a DUNS number, the offeror, if located within the United States, should call Dun and Bradstreet at 1-800-333-0505. The offeror should be prepared to provide the following information:

(1) Company name.
(2) Company address.
(3) Company telephone number.
(4) Line of business.
(5) Chief executive officer/key manager.
(6) Date the company was started.
(7) Number of people employed by the company.
(8) Company affiliation.
(b) Offerors located outside the United States may obtain the location and phone number of the local Dun and Bradstreet Information Services office from the Internet home page at http://www.customerservices@dnb.com. If an offeror is unable to locate a local service center, it may send an e-mail to Dun and Bradstreet at globalinfo@mail.dnb.com.

Note: For purposes of proposals  submitted to SAIC, enter your DUNS number here:
#122797629
---------

52.209-5 -- Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters (Dec 2001)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that the Offeror and/or any of its Principals:
--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 2 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

i. __ are, X are not presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

ii. __ have, X have not within a three-year period preceding the signature date of this document, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, State, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

iii. __ are, X are not presently indicted for, or otherwise criminally or civilly charged by a governmental entity with commission of any of the offenses enumerated in subdivision (b) of this provision.

iv. __ has, X has not within a three-year period preceding the signature date of this document, had one or more contracts terminated for default by any Federal agency.


(2) "PRINCIPALS," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b) The offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.
(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the offeror's responsibility. Failure of the offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the offeror nonresponsible.
(d)  Nothing   contained  in  the  foregoing   shall  be  construed  to  require
establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.
(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

                   52.215-6 -- Place of Performance (Oct 1997)

(a) The offeror or respondent, in the performance of any contract resulting from this solicitation, __ intends, X does not intend to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.
(b) If the offeror or respondent checks "intends" in paragraph (a) of this provision, it shall insert in the following spaces the required information:


                   Place of                         Name and Address of Owner
                 Performance                      and Operator of the Plant or
  (Street Address, City, State, County, Zip      Facility if Other Than Offeror
                    Code)                                 Respondent


--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 3 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                      SAIC
                           An Employee-Owned Company

          52.219-1 -- Small Business Program Representations (Apr 2002)


(a) (1) The North American Industry Classification System (NAICS) code(s) applicable to this document is/are 334513 [insert NAICS code(s)].

     (2)  The small business size standard is 500

     (3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.


(b) Representation-

(1) The offeror represents as part of its offer that it X is, __ is not a small business concern.

(2)(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, for general statistical purposes, that it __ is, X is not a small disadvantaged business concern as defined in 13 CFR 124.1002. (Must be SBA certified)

(3)(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it __ is, X is not a women-owned small business concern.

(4)(Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents as part of its offer that it __ is, X is not a veteran-owned small business concern.

(5)(Complete only if the offer represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.) The offeror represents as part of its offer that it __ is, X is not a service-disabled veteran-owned small business concern.

(6)(Complete only if offeror represented itself as a small business concern in paragraph (b)(1) of this provision.) The offeror represents, as part of its offer, that it __ is, X is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; (Must be SBA certified)

The offeror represents, as part of its offer, that it __ is, X is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:___.] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(c)      Definitions. As used in this provision--

"Service-disabled veteran-owned small business concern"-
 -----------------------------------------------------
(1) Means a small business concern-

     (i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and
     (ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

"Small business concern," means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR Part 121 and the size standard in paragraph (a) of this provision.
--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 4 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                      SAIC
                           An Employee-Owned Company

"VETERAN-OWNED SMALL BUSINESS CONCERN" means a small business concern-
 ------------------------------------
(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and
(2) The management and daily business operations of which are controlled by one or more veterans.

"WOMEN-OWNED SMALL BUSINESS CONCERN," means a small business concern --
 ----------------------------------
(1) That is at least 51 percent owned by one or more women; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and (2) Whose management and daily business operations are controlled by one or more women.

(d) Notice.

(1)If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.
(2)Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall --

     (i) Be punished by imposition of fine, imprisonment, or both;
     (ii) Be subject to administrative remedies, including suspension and debarment; and
     (iii) Be ineligible for participation in programs conducted under the authority of the Act.

Alternate I (Apr 2002). As prescribed in 19.307(a)(2), add the following paragraph (b)(7) to the basic provision:

(7) [Complete if offeror represented itself as disadvantaged in paragraph (b)(2) of this provision.] The offeror shall check the category in which its ownership falls:

__ Black American.
__ Hispanic American.
__ Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians).
__ Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).
__ Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal). __Individual/concern, other than one of the preceding

           52.222-21 - Prohibition of Segregated Facilities (Feb 1999)

(a) "SEGREGATED FACILITIES," as used in this clause, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, sex or national origin because of written or oral policies or employee custom. The term does not include separate or single-user rest rooms or necessary dressing or sleeping areas provided to assure privacy between sexes.

(b) The contractor agrees that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The Contractor agrees that a breach of this clause is a violation of the Equal Opportunity clause in the contract.

(c) The Contractor shall include this clause in every subcontract and purchase order that is subject to the Equal Opportunity clause of this contract.

        52.222-22 -- Previous Contracts and Compliance Reports (Feb 1999)

--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 5 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                      SAIC
                           An Employee- Owned Company

The offeror represents that

(a) It __has, X has not participated in a previous contract or subcontract subject to the Equal Opportunity clause of this document;
(b) It __has, X has not filed all required compliance reports; and
(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.


              52.222-25 -- Affirmative Action Compliance (Apr 1984)


The offeror represents that

(a) It X has developed and has on file, __has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2); or
(b) It X has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.


    52.223-13 -- Certification of Toxic Chemical Release Reporting (Oct 2000)

(a) Submission of this certification is a prerequisite for making or entering into this contract imposed by Executive Order 12969, August 8, 1995.

(b) By signing this offer, the offeror certifies that --

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

          X (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed under section 313(c) of EPCRA, 42 U.S.C. 11023(c);
          X (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);
          __(iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);
          __(iv) The facility does not fall within Standard Industrial Classification Code (SIC) major groups 20 through 39 or their corresponding North American Industry Classification System (NAICS) sectors 31 through 33; or
          __(v) The facility is not located within any State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the United States Virgin Islands, the Northern Mariana Islands, or any other territory or possession over which the United States has jurisdiction.

  52.226-2 --Historically Black College or University and Minority Institution
                           Representation (May 2001)

(a) Definitions. As used in this provision --

"HISTORICALLY BLACK COLLEGE OR UNIVERSITY" means an institution determined by the Secretary of Education to meet the requirements of 34 CFR 608.2. For the Department of Defense, the National Aeronautics and Space Administration, and the Coast Guard, the term also includes any nonprofit research institution that was an integral part of such a college or university before November 14, 1986.


--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 6 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                      SAIC
                           An Employee-Owned Company


"MINORITY INSTITUTION" means an institution of higher education meeting the requirements of Section 1046(3) of the Higher Education Act of 1965 (20 U.S.C. 1067k, including a Hispanic-serving institution of higher education, as defined in Section 316(b)(1) of the Act (20 U.S.C. 1101a)).

 (b)Representation.   The offeror represents that it --
__is, X is not a historically black college or university;
__is, X is not a minority institution.

                   52.227-6 -- Royalty Information (Apr 1984)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:
     (1) Name and address of licensor.
     (2) Date of license agreement.
     (3) Patent numbers, patent application serial numbers, or other basis on which the royalty is payable.
     (4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.
     (5) Percentage or dollar rate of royalty per unit.
     (6) Unit price of contract item.
     (7) Number of units.
     (8) Total dollar amount of royalties.
(b) Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

Alternate I (Apr 1984). Substitute the following for the introductory portion of paragraph (a) of the basic clause: When the response to this solicitation covers charges for special construction or special assembly that contain costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:

        252.209-7001 Disclosure of Ownership or Control by the Government
                       of a Terrorist Country (Mar 1998)

(a)      Definitions. As used in this provision-

(1) "GOVERNMENT OF A TERRORIST COUNTRY" includes the state and the government of
a  terrorist  country,  as  well  as  any  political  subdivision,   agency,  or
instrumentality thereof.

(2) "TERRORIST COUNTRY" means a country determined by the Secretary of State, under section 6(j)(1)(A) of the Export Administration Act of 1979 (50 U.S.C. App. 2405(j)(i)(A)), to be a country the government of which has repeatedly provided support for acts of international terrorism. As of the date of this provision, terrorist countries include: Cuba, Iran, Iraq, Libya, North Korea, Sudan, and Syria.

(3)"SIGNIFICANT INTEREST" means-

(i) Ownership of or beneficial interest in 5 percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding 5 percent or more of any class of the firm's securities in "nominee shares," "street names," or some other method of holding securities that does not disclose the beneficial owner;
(ii) Holding a management position in the firm, such as a director or officer;
(iii) Ability to control or influence the election, appointment, or tenure of directors or officers in the firm;
(iv) Ownership of 10 percent or more of the assets of a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or
(v) Holding 50 percent or more of the indebtedness of a firm.

(b) Prohibition on award. In accordance with 10 U.S.C. 2327, no contract may be awarded to a firm or a subsidiary of a firm if the government of a terrorist country has a significant interest in the firm or subsidiary or, in the case of a subsidiary, the firm that owns the subsidiary, unless a waiver is granted by the Secretary of Defense.

--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 7 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                      SAIC
                           An Employee-Owned Company

(c) Disclosure. If the government of a terrorist country has a significant interest in the Offeror or a subsidiary of the Offeror, the Offeror shall disclose such interest in an attachment to its offer. If the Offeror is a subsidiary, it shall also disclose any significant interest the government of a terrorist country has in any firm that owns or controls the subsidiary. The disclosure shall include-

(1) Identification of each government holding a significant interest; and
(2) A description of the significant interest held by each government.

                 252.209-7002 Disclosure of Ownership or Control
                       by a Foreign Government (Sep 1994)

(a)Definitions. As used in this provision-

(1)"EFFECTIVELY OWNED OR CONTROLLED" means that a foreign government or any entity controlled by a foreign government has the power, either directly or indirectly, whether exercised or exercisable, to control the election, appointment, or tenure of the Offeror's officers or a majority of the Offeror's board of directors by any means, e.g., ownership, contract, or operation of law (or equivalent power for unincorporated organizations).

(2) "ENTITY CONTROLLED BY A FOREIGN GOVERNMENT"- (A) Any domestic or foreign organization or corporation that is effectively owned or controlled by a foreign government; or (B) Any individual acting on behalf of a foreign government.
(ii) Does not include an organization or corporation that is owned, but is not controlled, either directly or indirectly, by a foreign government if the ownership of that organization or corporation by that foreign government was effective before October 23, 1992.

(3)"FOREIGN GOVERNMENt" includes the state and the government of any country (other than the United States and its possessions and trust territories) as well as any political subdivision, agency, or instrumentality thereof.

(4)"PROSCRIBED INFORMATION" means-
(i) Top Secret information;
(ii) Communications Security (COMSEC) information, except classified keys used to operate secure telephone units (STU IIIs);
(iii) Restricted Data as defined in the U.S. Atomic Energy Act of 1954, as amended;
(iv) Special Access Program (SAP) information; or
(v) Sensitive Compartmented Information (SCI).

(b) Prohibition on award. No contract under a national security program may be awarded to an entity controlled by a foreign government if that entity requires access to proscribed information to perform the contract, unless the Secretary of Defense or a designee has waived application of 10 U.S.C. 2536(a).

(c) Disclosure. The offeror shall disclose any interest a foreign government has in the offeror when that interest constitutes control by a foreign government as defined in this provision. If the offeror is a subsidiary, it shall also disclose any reportable interest a foreign government has in any entity that owns or controls the subsidiary, including reportable interest concerning the offeror's immediate parent, intermediate parents, and the ultimate parent. Use separate paper as needed, and provide the information in the following format:

Offeror's Point of Contact for Questions about Disclosure:
(a)Name and Phone Number with Country Code, City Code and Area Code, as applicable)
(b)Name and Address of Offeror
(c)Name and Address of Entity Controlled Description of Interest, Ownership by a Foreign Government Percentage, and Identification of Foreign Government

--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 8 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

                                      SAIC
                           An Employee-Owned Company

      252.225-7017 Prohibition on Award to Companies Owned by the People's
                          Republic of China (Feb 2000)


(a)Definition. "PEOPLE'S REPUBLIC OF CHINA," as used in this provision, means the government of the People's Republic of China, including its political subdivisions, agencies, and instrumentalities.

(b) Prohibition on award. Section 8120 of the Department of Defense Appropriations Act for fiscal year 1999 (Pub. L. 105-262), as amended by Section 144 of Title I, Division C, of the Omnibus Consolidated and Emergency Supplemental Appropriations Act, 1999 (Pub. L. 105-277), prohibits the award of a contract under this solicitation to any company in which the Director of Defense Procurement (Office of the Under Secretary of Defense (Acquisition, Technology, and Logistics)) has determined that the People's Republic of China or the People's Liberation Army of the People's Republic of China owns more than 50 percent interest.

(c) Representation. By submission of an offer, the offeror represents that the People's Republic of China or the People's Liberation Army of the People's Republic of China does not own more than 50 percent interest in the offeror.

REPRESENTATION AND CERTIFICATION

                       MachineTalker, Inc.                                                513 De La Vina Street,
                                                                                          Santa Barbara, CA 93101
-------------------------------------------------------------------          ----------------------------------------------
                   COMPANY NAME (TYPE OR PRINT)                                               COMPANY ADDRESS
                                                                                       (Street, City, State and Zip)


                      www.machinetalker.com                                             rfb@machinetalker.com
-------------------------------------------------------------------          ---------------------------------------------
                 COMPANY'S WEB SITE (URL) ADDRESS                                    CONTACT'S EMAIL ADDRESS


                         Roland F. Bryan                                                     805-957-1680
-------------------------------------------------------------------          ---------------------------------------------
       NAME AND TITLE OF PERSON AUTHORIZED TO BIND OFFEROR                                 TELEPHONE NUMBER


                                                                                          6/ 23 /2004
----------------------------------------------------------------------       ---------------------------------------
           SIGNATURE OF PERSON AUTHORIZED TO BIND OFFEROR                                     DATE


The Offeror shall provide immediate written notice to Science Applications International Corporation if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.



--------------------------------------------------------------------------------
F-10                    Enclosure 6                                 Page 9 of 9
--------------------------------------------------------------------------------
Downloaded from https://issaic.saic.com          9-932-003 (Rev. 11/17/2003)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

                          SCHEDULE B - CONTRACT CLAUSES
                                     (NASA)
             PART II, NATIONAL AERONAUTICS AND SPACE ADMINISTRATION
                    ACQUISITION REGULATION (NASA FAR) CLAUSES

1.   REFERENCES TO NATIONAL AERONAUTICS AND SPACE ADMINISTRATION (NASA)
     FAR SUPPLEMENT
     All references herein to "National Aeronautics and Space Administration FAR Supplement" or "NASA FAR" shall mean the National Aeronautics and Space Administration Acquisition Regulation which implements and supplements the Federal Acquisition Regulation.

2.   NASA FAR CLAUSES APPLICABLE TO THIS ORDER
     The clauses in NASA FAR Subpart 18-52.2 referenced in subparagraph (a) and those clauses referenced and checked in subparagraph (b), below, in effect on the date of this Order, are incorporated herein and made a part of this Order. To the extent that an earlier version of any such clause is included in the Prime Contract or Subcontract under which this Order is issued, the date of the clause is it appears in such Prime Contract or Subcontract shall be controlling and said version shall be incorporated therein. In all such clauses, unless the context of a clause requires otherwise, the term "Contractor" shall mean Seller, the term "Contract" shall mean this Order, and the terms "Government," "Contracting Officer" and equivalent phrases shall mean Buyer and Buyer's Purchasing Representative, respectively. It is intended that the referenced clause shall apply to Seller in such manner as is necessary to reflect the position of Seller as a subcontractor to Buyer, to insure Seller's obligations to Buyer and to the United States Government, and to enable Buyer to meet its obligations under its Prime Contract or Subcontract.

(a) The following clauses are applicable to this Order:

NASA Reference        Title of Clause
--------------        ---------------
18-52.204-70          Report on NASA Subcontracts (If subcontract exceeds $500,000)
18-52.204-76          Security Requirements for Unclassified Automated Information Resources
18-52.204-77          Submission of Security Plan for Unclassified Automated Information Resources
18-52.208-81          Printing and Duplicating
18-52.219-74          Use of Rural Area Small Business
18-52.219-76          NASA Small Disadvantaged Business Goal
18-52.244-70          Geographic Participation in the Aerospace Program (if SubK exceeds $100,000)

(b) DIAR clauses applicable to this Order if checked:

NASA Reference          Title of Clause
--------------          ---------------
__18-52.204-71          NASA Contractor Financial Management Reporting
__18-52.204-72          NASA Contractor Financial Management Reporting (Performance Analysis Report)
X 18-52.204-75          Security Classification Requirements
__18-52.208-70          Rates
__18-52.208-73          Contractor's Facilities
__18-52.208-74          Technical Provisions
__18-52.208-75          Renewal of Contract
__18-52.208-76          Change in Rates
__18-52.209-70          Product Removal from Qualified Products List
__18-52.209-71          Limitation of Future Contracting
__18-52.210-70          Brand Name or Equal
__18-52.210-75          Packaging and Marking
__18-52.212-70          Notice of Delay
__18-52.216-80          Task Ordering Procedure

================================================================================
SAIC Federal Procurement Procedures                                 Page 1 of 2
Section II, Part A, F-05 Terms and Conditions
================================================================================
                                  Enclosure 12
================================================================================
              9-932-040 Schedule B - Part II, NASA (rev. 8/01/2002)

NASA Reference        Title of Clause
--------------        ---------------
X 18-52.223-70        Safety and Health
__18-52.223-71        Frequency Authorization
__18-52.223-72        Potentially Hazardous Items
X 18-52.227-11        Patent Rights
X 18-52.227-70        New Technology
__18-52.227-71        Request for Waiver of Rights of Inventions
X 18-52.227-72        Designation  of  New  Technology   Representative  and  Patent Representative
__18-52.227-85        Invention   Reporting   and   Rights  -  Foreign
__18-52.227-87        Transfer  of  Technical  Data Under  Space  Station  International Agreement
__18-52.227-72        Inter-party  Waiver of Liability  during STS Operations
__18-52.228-76        Cross-Waiver   of  Liability  for  Space  Station   Activities
X 18-52.242-72        Observance of Legal Holidays - Alternate I
__18-52.245-73        Financial Reporting of Government Owned/Contractor Held Property
                      (The date "July 31" in paragraph (c) is changed to "July 15")
__18-52.247-71        Protection of the Florida Manatee
__18-52.250-70        Indemnification Under P.L. 85-804 - NASA Contracts

X 1852.203-70         Display of Inspector General Hotline Posters (June 2001)
X 1852.215-84         Ombudsman (Jun 2000)
X 1852.228-75         Minimum Insurance Coverage (Oct 1988)
X 1852.223.75         Major Breach of Safety or Security
X 1852.225-70         Export Licenses













================================================================================
SAIC Federal Procurement Procedures                                 Page 2 of 2
Section II, Part A, F-05 Terms and Conditions
================================================================================
                                  Enclosure 12
================================================================================
              9-932-040 Schedule B - Part II, NASA (rev. 8/01/2002)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

                SCHEDULE B - U.S. GOVERNMENT TERMS AND CONDITIONS
                 Applicable to all U.S. Government subcontracts
                              PART I - FAR CLAUSES

1.   DEFINITIONS
In all such clauses, unless the context of the clause requires otherwise, the term "Contractor" shall mean Seller, the term "Contract" shall mean this Order, and the terms "Government," "Contracting Officer" and equivalent phrases shall mean Buyer and Buyer's Purchasing Representative, respectively. It is intended that the referenced clauses shall apply to Seller in such manner as is necessary to reflect the position of Seller as a subcontractor to Buyer, to insure Seller's obligations to Buyer and to the United States Government, and to enable Buyer to meet its obligations under its Prime Contract or Subcontract.
The following definitions apply unless otherwise specifically stated:

"Buyer" - the legal entity issuing this Order.
"Purchasing Representative" - Buyer's authorized representative.
"Seller" - the legal entity which contracts with the Buyer.
"This Order" - this contractual instrument, including changes.
"Prime Contract" - the Government contract under which this Order is issued. "FAR" - the Federal Acquisition Regulation.

2.   IDENTIFICATION OF CONTRACT NUMBERS
Government   contract   numbers  shown  on  this  Order  shall  be  included  in
subcontracts and purchase orders issued by Seller hereunder.

3.   DISPUTES
(a)  Notwithstanding any provisions herein to the contrary:

     (1) If a decision relating to the Prime Contract is made by the Contracting Officer and such decision is also related to this Order, said decision, if binding upon Buyer under the Prime Contract shall in turn be binding upon Buyer and Seller with respect to such matter; provided, however, that if Seller disagrees with any such decision made by the Contracting Officer and Buyer elects not to appeal such decision, Seller shall have the right reserved to Buyer under the Prime Contract with the Government to prosecute a timely appeal in the name of Buyer, as permitted by the contract or by law, Seller to bear its own legal and other costs. If Buyer elects not to appeal any such decision, Buyer agrees to notify Seller in a timely fashion after receipt of such decision and to assist Seller in its prosecution of any such appeal in every reasonable manner. If Buyer elects to appeal any such decision of the Contracting Officer, Buyer agrees to furnish Seller promptly with a copy of such appeal. Any decision upon appeal, if binding upon Buyer, shall in turn be binding upon Seller. Pending the making of any decision, either by the Contracting Officer or on appeal, Seller shall proceed diligently with performance of this Order.

     (2) If, as a result of any decision or judgment which is binding upon Seller and Buyer, as provided above, Buyer is unable to obtain payment or reimbursement from the Government under the Prime Contract for, or is required to refund or credit to the Government, any amount with respect to any item or matter for which Buyer has reimbursed or paid Seller, Seller shall, on demand, promptly repay such amount to Buyer. Additionally, pending the final conclusion of any appeal hereunder, Seller shall, on demand, promptly repay any such amount to Buyer. Buyer's maximum liability for any matter connected with or related to this Order which was properly the subject of a claim against the Government under the Prime Contract shall not exceed the amount of Buyer's recovery from the Government.

     (3) If this Order is issued by Buyer under a Government Subcontract rather than a Prime Contract, and if Buyer has the right under such Subcontract to appeal a decision made by the Contracting Officer under the Prime Contract in the name of the Prime Contractor (or if Buyer is subject to any arbitrator's decision under the terms of its subcontract), and said decision is also related to this Order, this Disputes Clause shall also apply to Seller in a manner consistent with its intent and similar to its application had this Order been issued by Buyer under a Prime Contract with the Government.

================================================================================
SAIC Federal Procurement Procedures                                 Page 1 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

     (4) Seller agrees to provide certification that data supporting any claim made by Seller hereunder is made in good faith and that the supporting data is accurate and complete to the best of Seller's knowledge or belief, all in accordance with the requirements of the Contract Disputes Act of 1978 (41USC601-613) and implementing regulations. If any claim of Seller is determined to be based upon fraud or misrepresentation, Seller agrees to defend, indemnify and hold Buyer harmless for any and all liability, loss, cost or expense resulting therefrom.

(b) Any dispute not addressed in paragraph (a) above, will be subject to the disputes clause of Schedule A of this subcontract agreement.

4.   OTHER GOVERNMENT PROCUREMENT
Nothing contained herein shall be construed as precluding the Seller from producing items for direct sale to the Government, utilizing therefore all hardware and/or software, including designs, drawings, engineering data or other technical or proprietary information furnished Seller by Buyer, provided the Government has the unrestricted right to permit the use thereof for such purpose.

5.   INDEMNIFICATION - COST OR PRICING DATA - COST ACCOUNTING STANDARDS
Seller agrees to indemnify and hold Buyer harmless to the full extent of any cost or price reduction effected by Buyer's customer, which may result from (i) certified cost or pricing data submitted by Seller or its lower-tier subcontractors which is not accurate, current or complete as certified by Seller; (ii) the failure by Seller or its lower-tier subcontractors to disclose and consistently follow applicable cost accounting practices and standards or otherwise comply with pertinent parts of the FAR, applicable agency supplements thereto, and regulations promulgated by the Cost Accounting Standards Board.

6.   TERMINATION FOR CONVENIENCE
The Buyer may terminate performance of work under this subcontract in whole, or in part if the Purchasing Representative determines that a termination is in the Buyer's interest. The Buyer shall terminate by delivering to the Seller a Notice of Termination specifying the extent of termination and the effective date. If this is a Fixed Price subcontract, the termination will be in accordance with FAR 52.249-2 and FAR 52.249-4. If this is a Cost Reimbursable subcontract, the termination will be in accordance with FAR 52.249-6. If this is a Cost Reimbursement subcontract for Educational or Other Nonprofit Institutions, then termination will be in accordance with FAR 52.249-5.

7.   GOVERNMENT PROPERTY
Seller shall comply with the Government Property requirements contained in FAR clause 52.245-2 if this is a fixed priced contract and FAR clause 52.245-5 (substituting 52.245-2 subparagraph (g) for 52.245-5 subparagraphs (g) (1), (2), and (3) if this is a cost reimbursement contract.

8.   CONTRACT COST PRINCIPLES AND PROCEDURES
Seller agrees that to the extent applicable, costs allocated to this contract shall be in full compliance with Subpart 31.2 of FAR (Subpart 31.3 for Educational Institutions) and the applicable agency supplements thereto, if any, set forth in Part II hereof. In the event such compliance is not maintained, Seller agrees to compensate Buyer to the full extent of any prices or costs, including any penalties or interest, which are determined by Buyer's customer to be unallowable or unreasonable or not allocable, under Buyer's contract with its customer.

9.   FAR CLAUSES APPLICABLE TO THIS ORDER
The clauses in FAR Subpart 52.2 referenced in subparagraph (a), the clauses applicable at the dollar thresholds in subparagraph (b), and those clauses referenced and checked in subparagraph (c) below, in effect on the date of this Order, are incorporated herein and made a part of this Order. To the extent that an earlier version of any such clause is included in the Prime Contract or Subcontract under which this Order is issued, the date of the clause as it appears in such Prime Contract or Subcontract shall be controlling and said version shall be incorporated herein.

================================================================================
SAIC Federal Procurement Procedures                                 Page 2 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

(a)  The following clauses are applicable to this Order:
Clause # & FAR Ref.        Title of Clause
------------------         ---------------
52.203-3                   Gratuities
52.211-5                   Material Requirements
52.211-15                  Defense Priority and Allocation Requirements
52.222-1                   Notice to the Government of Labor Disputes
52.222-26                  Equal Opportunity (Only Paragraphs (b)(1) through (b)(11)
52.223-3                   Hazardous Material Identification and Material Safety Data
52.225-13                  Restrictions on Certain Foreign Purchases
52.229-3                   Federal, State, and Local Taxes

(b) The following  clauses are applicable to this Order at the indicated  dollar values:
Clause # & FAR Ref.        Title of Clause
------------------         ---------------
52.203-5                   Covenant Against Contingent Fees* (*if order exceeds $50,000)
52.203-6                   Restrictions on Subcontractor Sales to the Government*
                           (*if order exceeds $100,000)
52.203-7                   Anti-Kickback Procedures* (*if order exceeds $100,000)
52.203-8                   Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity
52.203-10                  Price or Fee Adjustment for Illegal or Improper Activity *   (*If order exceeds
                           $50,000)
52.203-11                  Certification  and Disclosure  Regarding  Payments to
                           Influence  Certain Federal  Transactions*  (*if order
                           exceeds or is expected to exceed $100,000)
52.203-12                  Limitation on Payments to Influence Certain Federal Transactions*
                           (*if order exceeds or is expected to exceed $100,000)
52.209-6                   Protecting the Governments Interest when Subcontracting with Contractors Debarred,
                           Suspended, or Proposed for Debarment*
                           (*if Order exceeds $25,000)
52.215-2                   Audit and Records-Negotiation* (*if Order exceeds $50,000)
52.219-8                   Utilization of Small Business Concerns* (*if Order exceeds $100,000)
52.219-9                   Small Business Subcontracting Plan*
                           (*if Subcontract exceeds or is expected to exceed $500,000)
52.222-4                   Contract Work Hours & Safety Standards Act - Overtime Compensation*
                           (*if Order exceeds $100,000)
52.222-35                  Affirmative Action for Disabled Veterans & Veterans of the Vietnam Era*
                           (*if Order exceeds $10,000)
52.222-36                  Affirmative Action for Workers with Disabilities*
                           (*if Order exceeds $2,500)
52.222-37                  Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era* (*if
                           Order exceeds $10,000)
52.227-2                   Notice and Assistance Regarding Patent and Copyright Infringement*
                           (*if Order exceeds $50,000)
52.246-16                  Responsibility for Supplies* (*if order exceeds $50,000)
52.247-63                  Preference for U.S. Flag Air Carriers* (*if order exceeds $50,000)

================================================================================
SAIC Federal Procurement Procedures                                 Page 3 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company

(c)  The following clauses are applicable to this Order if checked:
Clause # & FAR Ref.          Title of Clause
------------------           ---------------
__52.203-10                  Price or Fee Adjustment for Illegal or Improper Activity*
                             (*If Order exceeds $50,000)
__52.204-2                   Security Requirements
X 52.204-4                   Printing/Copying Double Sided on Recycled Paper
__52.207-3                   Right of First Refusal of Employment Openings
__52.214-26                  Audit and Records-Sealed Bidding
__52.214-27                  Price Reduction for Defective Cost or Pricing Data Modifications - Sealed Bidding
__52.214-28                  Subcontractor Cost or Pricing Data - Modifications - Sealed Bidding
__52.215-10                  Price Reduction for Defective Cost or Pricing Data
__52.215-11                  Price Reduction for Defective Cost or Pricing Data -Modifications
__52.215-12                  Subcontractor Cost or Pricing Data
__52.215-13                  Subcontractor Cost or Pricing Data - Modifications
X 52.215-15                  Pension Adjustments and Asset Reversions
__52.215-16                  Facilities Capital Cost of Money
X 52.215-18                  Reversion or Adjustment of Plans for Post-Retirement Benefits Other Than Pensions
__52.215-19                  Notification of Ownership Changes
__52.215-20                  Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data
X 52.215-21                  Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
X 52.216-7                   Allowable Cost and Payment
X 52.216-8                   Fixed Fee
__52.216-18                  Ordering
__52.216-22                  Indefinite  Quantity
X 52.217-8                   Option to Extend Services
X 52.217-9                   Option to Extend the Term of the Contract
                            (a) within the current  contract  year
                            (b) not to  exceed  60  months  or 5  years
X 52.219-16                  Liquidated  Damages  - Subcontracting Plan
X 52.222-2                   Payment for Overtime Premiums -Subparagraph (a) Add "0"
X 52.222-3                   Convict Labor
__52.222-6                   Davis-Bacon Act (if order is for construction exceeding $2,000)
__52.222-11                  Subcontracts (Labor Standards)
__52.222-20                  Walsh-Healy Public Contracts Act (if Order exceeds $10,000)
X 52.222-21                  Prohibition of Segregated Facilities
X 52.222-29                  Notification of Visa Denial
X 52-222-41                  Service Contract Act of 1965, as Amended* (*if Order exceeds $2,500)
__52.222-42                  Statement of Equivalent Rates by Federal Hires
X 52.222-43                  Fair Labor Standards Act and Service Contract Act - Price Adjustment*
                             (*Multiple Year and Option Contracts)
__52.222-46                  Evaluation of Compensation for Professional Employees
__52.223-5                   Pollution Prevention and Right-to-Know Information
X 52.223-6                   Drug-Free Workplace
================================================================================
SAIC Federal Procurement Procedures                                 Page 4 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)


SAIC            Science Applications
                International Corporation
                An Employee-Owned Company


__52.223-7                   Notice of Radioactive Materials
X 52.223-14                  Toxic Chemical Release Reporting
__52.224-2                   Privacy Act


Clause # & FAR Ref.          Title of Clause
------------------           ----------------
__52.225-1                   Buy American Act -Balance of Payments Program - Supplies
__52.225-5                   Trade Agreements
__52.225-8                   Duty-Free Entry
__52.226-1                   Utilization of Indian Organizations and Indian -Owned Economic Enterprises
X 52.227-1                   Authorization and Consent (if order exceeds $50,000)
X 52.227-1                   Authorization and Consent -Alternate I
__52.227-3                   Patent Indemnity (if order exceeds $50,000)
__52.227-9                   Refund of Royalties
__52.227-10                  Filing of Patent Applications - Classified Subject Matter
__52.227-11                  Patent Rights - Retention by the Contractor (Short Form)
__52.227-12                  Patent Rights - Retention by the Contractor (Long Form)
__52.227-13                  Patent Rights - Acquisition by the Government
X 52.227-14                  Rights in Data - General (Alternate I, II, III, IV, or V)
__52.227-16                  Additional Data Requirements
__52.227-17                  Rights in Data - Special Works
__52.227-18                  Rights in Data - Existing Works
__52.227-19                  Commercial Computer Software - Restricted Rights
__52.227-20                  Rights in Data SBIR Program
__52.227-21                  Technical Data, Certification, Revision and Withholding of Payment - Major Systems
__52.227-22                  Major System - Minimum Rights
__52.227-23                  Rights to Proposal Data (Technical)
__52.228-3                   Worker's Compensation Insurance (Defense Base Act)
__52.228-4                   Worker's Compensation and War-Hazard Insurance Overseas
__52.228-5                   Insurance - Work on a Government Installation
X 52.228-7                   Insurance - Liability to Third Persons
__52.229-6                   Taxes - Foreign Fixed-Price Contracts
__52.229-7                   Taxes - Fixed-Price Contracts with Foreign Governments
__52.229-8                   Taxes - Foreign Cost-Reimbursement Contracts
__52.229-9                   Taxes - Cost-Reimbursement Contracts with Foreign Governments
__52.229-10                  State of New Mexico Gross Receipts and Compensating Tax
__52.230-2                   Cost Accounting Standards
__52.230-3                   Disclosure and Consistency of Cost Accounting Practices
__52.230-5                   Cost Accounting Standards -Educational Institution
__52.230-6                   Administration of Cost Accounting Standards
__52.232-7                   Payments Under Time-and-Materials and Labor-Hour Contracts
__52.232-16                  Progress Payments (Notwithstanding paragraph 8 above,
                             in  paragraph (d),"Government" means the "U.S. Government" except in subdivision (d)(2)(iv).
X 52.232-17                  Interest
__52.232-18                  Availability of Funds
__52.232-19                  Availability of Funds for the Next Fiscal Year
X 52.232-20                  Limitation of Cost
__52.232-22                  Limitation of Funds
================================================================================
SAIC Federal Procurement Procedures                                 Page 5 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)


SAIC            Science Applications
                International Corporation
                An Employee-Owned Company


X 52.232-23                  Assignment of Claims
X 52.232-23                  Assignment of Claims Alternate 1
__52.232-32                  Performance-Based Payments
__52.236-2                   Differing Site Conditions
__52.236-13                  Accident Prevention

Clause # & FAR Ref.          Title of Clause
------------------           ---------------
X 52.237-2                   Protection of Government Buildings, Equipment & Vegetation
X 52.237-3                   Continuity of Services
__52.237-7                   Indemnification and Medical Liability Insurance
__52.237-10                  Identification of Uncompensated Overtime
__52.239-1                   Privacy or Security Safeguards
X 52.242-1                   Notice of Intent to Disallow Costs
X 52.242-3                   Penalties for Unallowable Costs
X 52.242-4                   Certification of Final Indirect Costs
__52.242-12                  Report of Shipment
X 52.242-13                  Bankruptcy
__52.242-15                  Stop-Work Order
X 52.242-15                  Stop-Work Order Alternate 1
__52.243-1                   Changes - Fixed-Price
__52.243-1                   Changes - Fixed- Price - Alternate I
__52.243-2                   Changes - Cost-Reimbursement
__52.243-2                   Changes - Cost-Reimbursement - Alternate I
__52.243-2                   Changes - Cost-Reimbursement - Alternate II
__52.243-2                   Changes - Cost-Reimbursement - Alternate V
__52.243-3                   Changes - Changes - Time-and-Materials or Labor-Hours
__52.243-6                   Change Order Accounting
X 52.244-2                   Subcontracts
X 52.244-5                   Competition in Subcontracting
X 52.244-6                   Subcontracts for Commercial Items and Commercial Components
__52.245-4                   Government-Furnished Property (Short Form)
__52.245-8                   Liability for the Facilities
__52.245-16                  Facilities Equipment Modernization
__52.245-17                  Special Tooling
__52.245-18                  Special Test Equipment
X 52.245-19                  Government Property Furnished "As Is"
__52.246-1                   Contractor Inspection Requirements
__52.246-2                   Inspection of Supplies - Fixed Price
__52.246-3                   Inspection of Supplies - Cost-Reimbursement
__52.246-4                   Inspection of Services - Fixed-Price
X 52.246-5                   Inspection of Services - Cost-Reimbursement
__52.246-6                   Inspection of Time-and- Material and Labor-Hour
__52.246-8                   Inspection of Research and Development - Cost-Reimbursement
__52.246-20                  Warranty of Services
__52.246-23                  Limitation of Liability
__52.246-24                  Limitation of Liability - High-Value Items
X 52.246-25                  Limitation of Liability - Services
================================================================================
SAIC Federal Procurement Procedures                                 Page 6 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)

SAIC            Science Applications
                International Corporation
                An Employee-Owned Company


X 52.247-1                   Commercial Bill of Lading Notation
__52.247-55                  F.O.B. Point for Delivery of Government-Furnished Property
X 52.247-64                  Preference for Privately Owned U.S. Flag Commercial Vessels
__52.248-1                   Value Engineering
__52.249-8                   Default -(Fixed-Price Supply and Services)
X 52.249-14                  Excusable Delays
__52.253-1                   Computer Generated Forms


Other Flow Down Clauses:

__52.215-8                   Order of Precedence - Uniform  Contract Format
__52.215-9                   Price Reduction for Defective cost or Pricing Data
__52.223-10                  Waste Reduction  Program
__52.232-1                   Payments
__52.232-8                   Discounts  for  Prompt  Payment
__52.232-9                   Limitation  on Withholding of Payments
__52.232-10                  Extras
__52.232-25                  Prompt Payment
__52.242-14                  Suspension  of Work
__52.249-2                   Termination  for  Convenience  of the  Government
__52.252-6                   Authorized Deviations in Clauses


















================================================================================
SAIC Federal Procurement Procedures                                 Page 7 of 7
Section II, Part A, F-05 Terms and Conditions (V-3.2)
Downloaded from http://issaic.saic.com/forms/
================================================================================
                                   Enclosure 6
================================================================================
                  9-932-031 Schedule B, Part I (Rev. 7/01/2002)